INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 10 -       INCOME TAXES

A.	The Law for Encouragement of Capital Investments, 1959

Commencing in 1994, the Company's operations were granted "approved enterprise" status under the Law for Encouragement of Capital Investments, 1959 (the "Investment Law"). Reduced tax rates applied to the Company's income from the approved enterprise (which was determined based upon the increase in the Company's revenue during the first year of its having the above-mentioned status as compared to the year before).

In the event of a distribution of cash dividends to shareholders of earnings subject to the approved enterprise exemption, the Company would have been liable for tax at a rate of 25% on such earnings. Prior to 2012, the Company did not provide deferred taxes on future distributions of tax-exempt earnings, as management and the Board of Directors determined not to make any distribution that may result in a tax liability for the Company. Accordingly, such earnings have been considered to be permanently reinvested.

On May 12, 2011 and August 4, 2011, the Company declared special cash dividends of NIS 0.45 per share and NIS 0.80 per share, respectively (approximately $0.12 and $0.22, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on June 20, 2011 and September 12, 2011 to shareholders of record as of May 31, 2011 and August 24, 2011, respectively. On May 17, 2012 and November 7, 2012, the Company declared special cash dividends of NIS 0.78 per share and NIS 0.41 per share, respectively (approximately $0.20 and $0.11, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on June 25, 2012 and December 17, 2012 to shareholders of record as of June 4, 2012 and November 28, 2012, respectively. The Company believes that these distributions were not made out of earnings subject to the exemption from the payment of corporate tax provided to an Approved Enterprise.

On April 1, 2005, a significant amendment to the Investment Law became effective. Despite the amendment, any terms and benefits included in any certificate of approval that was granted before the amendment came into effect will remain subject to the provisions of the Investment Law, as in effect on the date of such approval. Pursuant to the amendment, the Investment Center will continue to grant approved enterprise status to qualifying investments. The amendment, however, limits the scope of enterprises that may be approved by the Investment Center by setting criteria for the approval of a facility as an approved enterprise, such as provisions generally requiring that at least 25% of an approved enterprise's income will be derived from export.

In January 6, 2011 an amendment to the Investment Law was published. The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a "Preferred Company" through its Preferred Enterprise (as such term is defined in the Investment Law) effective as of January 1, 2011 and onward.  Under the 2011 Amendment, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, in 2013 7% and 12.5%, respectively and  from  2014,  9% and 16%, respectively.

Dividends paid out of income attributed to a Preferred Enterprise are generally subject to withholding tax at the rate of 15% (20% from 2014) or lower, as may be provided in an applicable tax treaty.

The 2011 Amendment also provided transitional provisions to address companies already enjoying current benefits. Under the transition provisions, the Company may decide to irrevocably implement the provisions of the 2011 Amendment while waiving benefits provided under the current law or to remain subject to the current law.

As the Company was no longer eligible for any benefits under its previous Approved Enterprises, in early May 2011 the Company informed the Israeli Tax Authority that it opted to be subject to the provisions of the Investment Law under the 2011 Amendment, effective as of January 1, 2011.

Pursuant to an amendment to the Investments Law which became effective on November 12, 2012, a company that elected by November 11, 2013 to pay a reduced corporate tax rate as set forth in that amendment (rather than the regular corporate tax rate applicable to Approved Enterprise earnings) with respect to undistributed exempt earnings accumulated by the company until December 31, 2011, will be entitled to distribute dividends from such earnings without being required to pay additional corporate tax with respect to such dividends. A company that has elected to do so must make certain qualified investments in Israel over the five-year period commencing in 2013. A company that has elected to apply the amendment cannot withdraw from its election. As of December 31, 2012 Cimatron intended to elect to benefit from such reduced corporate tax rate on exempt Approved Enterprise earnings, in case such earnings are distributed to shareholders, hence a deferred tax provision in the amount of $787 was included in the Company's financial statements in respect of the tax payment expected in order to release the Company's entire exempt Approved Enterprise earnings of approximately $7,900 for future cash distributions.

On December 27, 2012 and February 5, 2013, the Company declared special cash distributions of NIS 1.60 per share and NIS 1.54 per share, respectively (approximately $0.43 and $0.41, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on February 4 and March 5, 2013 to shareholders of record as of January 17 and February 15, 2013, respectively. These distributions were made from paid-in capital, following a court approval that was given in April 2012, allowing the distribution of up to $10 million to Cimatron shareholders, and following a ruling that was obtained from the Israeli Tax Authority. Further distributions under the said court approval and tax ruling, if any, are subject to subsequent Board of Directors approval of specific payments out of the total potential distribution amount. The above-mentioned ruling from the Israeli Tax Authority (the "Ruling") dictated, among other things, that any distributions made under the above-mentioned court approval would be considered as distributions that were made out of earnings subject to the exemption from the payment of corporate tax provided to an Approved Enterprise, up to the total amount of such exempt earnings. The Ruling also provided that if the Company would elect to benefit from reduced corporate tax rate on exempt Approved Enterprise earnings pursuant to the above-mentioned amendment to the Investments Law which became effective on November 12, 2012, such reduced tax rate would apply to distributions made under the court approval. In January 2013 the Company elected to benefit from the reduced tax rate and in February 2013 the Company paid to the Israeli Tax Authority the amount of approximately $787 that was included as a deferred tax provision in the Company's financial statements for the year ended December 31, 2012.

B.	Current income taxes.

The Company's current income tax liability in 2013, 2012 and 2011, based on its income in such years, is presented in the following table:

	Year ended December 31,
	2 0 1 3	2 0 1 2	2 0 1 1
Income (loss) before taxes on income:
Domestic (Israel)	$2,322	$1,124	$646
Foreign	3,102	4,355	3,292
	5,424	5,479	3,938
Provision for income taxes:
Deferred taxes	1,104	(104)	(504)
Current taxes	(1,676)	(1,666)	(823)
	$(572)	$(1,770)	$(1,327)

C.	Deferred income taxes

Significant components of the deferred tax assets and liabilities of the Company and its subsidiaries are as follows.

	December 31,
	2 0 1 3	2 0 1 2
Deferred tax assets:
Loss carryforwards	$219	$703
Temporary differences	1,165	494
Total deferred tax assets	1,384	1,197
Valuation allowance	(216)	(827)
	$1,168	$370
Deferred tax liabilities:
Intangible assets	(328)	(638)
Exempt Approved Enterprise earnings	-	(787)
Total deferred tax liabilities	(328)	(1,425)
Total deferred tax assets (liabilities), net	$840	$(1,055)

Under ASC 740 ("Income Taxes"), deferred tax assets, net are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. The Company has provided valuation allowances in respect of deferred tax assets mainly resulting from temporary differences and from net operating loss carry forwards in Italy, since Management currently believes, that it is more likely than not, that those deferred tax assets will not be utilized in the foreseeable future.

C.
The following is a reconciliation of the theoretical tax expense assumed that all income is taxed at the statutory tax rate in Israel and other jurisdiction to the actual income tax reported in the Company's statements of operations:

	Year ended December 31,
	2 0 1 3	2 0 1 2	2 0 1 1
Income before income taxes as reported
in the consolidated statements of operations	$5,424	$5,479	$3,938

Income taxes under statutory tax rate	1,466	1,816	1,257

Increase (decrease) in taxes:

Decrease in valuation allowance	(611)	(693)	(190)
Increase (decrease) in taxes resulting from permanent differences and non-deductible expenses	5	(48)	204
Tax in respect of prior years	81	711	-
Differences in taxes arising from differences between Israeli currency income and dollar income, net (*)	83	172	56
Differences to statutory tax rate in Israel	(246)	-	-
Temporary differences	(296)	-	-
Other	90	(188)	-
Income taxes in the statements
of operations	$572	$1,770	$1,327

(*)
Differences between Israeli currency income and dollar income are based on changes in the Israeli CPI (the basis for computation of taxable income in Israel) and the exchange rate of Israeli currency relative to the dollar.

D.	A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

Year ended
December 31,
2 0 1 3

Balance at January 1, 2013	$787
Gross change in tax positions of current period	-
Gross change for tax positions of prior year	-
Balance at December 31, 2013	$787

Year ended
December 31,
2 0 1 2

Balance at January 1, 2012	$544
Gross change tax positions of current period	463
Gross change for tax positions of prior year	(220)
Balance at December 31, 2012	$787

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net income in the period in which such determination is made.

E.
Tax assessments

The Company has been issued final tax assessments by the Israeli income tax authorities through the tax year ended December 31, 2006.

The Company's subsidiary in Germany has been issued final assessments by the German tax authorities through the tax year ended December 31, 2011.

The Company's subsidiary in Italy has been issued final assessments by the Italian tax authorities through the tax year ended December 31, 2007.